Exhibit 10.5


                                VERSATILITY INC.

                      1998 NON-QUALIFIED STOCK OPTION PLAN


         1. Purpose. This 1998 Non-Qualified Stock Option Plan (the "Plan") is intended to provide incentives to new officers, employees and consultants of Versatility Inc. (the "Company"), and of any present or future subsidiary of the Company ("Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options ("Non-Qualified Options" or "Options") granted hereunder which do not qualify as "incentive stock options" ("ISOs") under Section 422(b) of the Internal Revenue Code (the "Code"). The Plan is not intended to provide Option grants to any person who is an officer or director of the Company or Related Corporations, unless such grant is an inducement essential to such person's entering into one or more employment agreements with the Company as a new employee.

         2.       Administration of the Plan.

                  A. Board or Committee Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board") or, subject to paragraph 2(D) (relating to compliance with Section 162(m) of the Code), by a committee appointed by the Board (the "Committee"). Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Option by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine to whom, from among the class of individuals and entities eligible under paragraph 3 to receive Options, Options may be granted; (ii) determine the time or times at which Options shall be granted; (iii) determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in paragraph 6; (iv) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (v) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options and the nature of such restrictions, if any, and (vi) interpret the Plan and prescribe and rescind rules and regulations relating to it. The Committee shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that no Option issued hereunder is treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

                  B. Committee Actions. The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. A

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         majority of the Committee shall constitute a quorum and acts by a majority of the members of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee (if consistent with applicable state law), shall constitute the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

                  C. Grant of Options to Board Members. Options may be granted to members of the Board. All grants of Options to members of the Board shall in all respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who either (i) are eligible to receive grants of Options pursuant to the Plan or (ii) have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting to himself or herself of Options, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to such member of Options.

                  D. Performance-Based Compensation. Subject to the provisions of any Agreement (as defined below) relating to an Option. The Board, in its discretion, may take such action as may be necessary to ensure that Options granted under the Plan qualify as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and applicable regulations promulgated thereunder ("Performance-Based Compensation"), which action may include, in the Board's discretion, some or all of the following (i) if the Board determines that Options granted under the Plan generally shall constitute Performance-Based Compensation, the Plan shall be administered, to the extent required for such Options to constitute Performance-Based Compensation, by a Committee consisting solely of two or more "outside directors" (as defined in applicable regulations promulgated under Section 162(m) of the Code), (ii) if any Non-Qualified Options with an exercise price less than the fair market value per share of Common Stock are granted under the Plan and the Board determines that such Options should constitute Performance-Based Compensation, such options shall be made exercisable only upon the attainment of a pre-established, objective performance goal established by the Committee, and such grant shall be submitted for, and shall be contingent upon shareholder approval and (iii) Options granted under the Plan may be subject to such other terms and conditions as are necessary for compensation recognized in connection with the exercise or disposition of such Option or the disposition of Common Stock acquired pursuant to such Option, to constitute Performance-Based Compensation.

         3. Eligible Employees and Others. Non-Qualified Options may be granted to: (a) any employee or consultant of the Company or any Related Corporation who is not an officer of the Company on the date of such grant; or (b) any new officer of the Company, if such grant is an inducement essential to the individuals entering into one or more employment agreements with the Company as a new employee. The Committee may take into consideration a recipient's

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individual circumstances in determining whether to grant an Option. The granting of any Option to any individual or entity shall neither entitle such grantee to, nor disqualify such grantee from, participation in any other grant of Options.

         4. Stock. The stock subject to Options shall be authorized but unissued shares of Common Stock of the Company, par value $.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 2,500,000, subject to adjustment as provided in paragraph 13. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares of Common Stock subject to such Option shall again be available for grants of Options under the Plan.

         No employee of the Company or any Related Corporation may be granted Options to acquire, in the aggregate, more than 1,125,000 of shares of Common Stock under the Plan. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares of Common Stock subject to such Option shall be included in the determination of the aggregate number of shares of Common Stock deemed to have been granted to such employee under the Plan.

         5. Granting of Options. Options may be granted under the Plan at any time on or after April 14, 1998 and prior to April 14, 2008. The date of grant of an Option under the Plan will be the date specified by the Committee at the time it grants the Option; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant.

         6.       Minimum Option Price.

         Subject to paragraph 2(D) (relating to compliance with Section 162(m) of the Code), the exercise price per share specified in the agreement relating to each Non-Qualified Option granted under the Plan (the "Agreement"), may be less than the fair market value of the Common Stock of the Company on the date of grant, but shall in no event be less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Company or its successors in interest may be organized.

         7. Option Duration. Subject to earlier termination as provided in paragraphs 9 and 10 or as specified in the Agreement relating to such Option, each Option shall expire on the date specified by the Committee, but not more than ten years from the date of grant.

         8. Exercise of Option. Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

                  A. Vesting. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

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                  B. Full Vesting of Installments. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

                  C. Partial Exercise. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

                  D. Acceleration of Vesting. The Committee shall have the right to accelerate the date that any installment of any Option becomes exercisable.

         9. Termination of Business Relationship. Each Option may provide that it shall terminate before its stated expiration date, upon terms specified by the Committee, if the optionee ceases to be an employee, officer or director or consultant of the Company, of any Related Corporation, or of the Company and all Related Corporations (any such relationship hereinafter referred to as a "Business Relationship with the Company"). Nothing in the Plan or any Option granted hereunder shall be deemed to give any optionee the right to continue his or her Business Relationship with the Company for any period of time.

         10.      Death; Disability.

                  A. Death. Unless otherwise specified by the Committee, if an optionee's Business Relationship with the Company terminates by reason of death, his or her Option may be exercised, to the extent of the number of shares with respect to which such optionee could have exercised it on the date of such optionee's death, by such optionee's estate, personal representative or beneficiary who has acquired the Option by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the Option or 180 days from the date of death.

                  B. Disability. Unless otherwise specified by the Committee, if an optionee's Business Relationship with the Company terminates by reason of such optionee's disability, such optionee shall have the right to exercise his or her Option, to the extent of the number of shares with respect to which such optionee could otherwise have exercised it on the date his or her Business Relationship with the Company terminated, at any time prior to the earlier of the specified expiration date of the Option or 180 days from the date of the termination of the optionee's Business Relationship with the Company. Unless otherwise defined in an Agreement between the Company and the Optionee, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or any successor statute.

         11. Assignability. No Option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution, and during the lifetime of the optionee each Option shall be exercisable only by the optionee.

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         12. Terms and Conditions of Options. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may specify that any Option shall be subject to the restrictions set forth herein or, consistent with paragraph 7, to such other or additional termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

         13. Adjustments. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to such optionee hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the Agreement between the optionee and the Company relating to such
Option:

                  A. Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

                  B. Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger or other reorganization in which the holders of the outstanding voting stock of the Company immediately preceding the consummation of such event, shall, immediately following such event, hold, as a group, less than a majority of the voting securities of the surviving or successor entity, or in the event of a sale of all or substantially all of the Company's assets or otherwise (each, an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or successor corporation or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such Options immediately preceding the Acquisition; or (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable or to be exercisable as a result of the Acquisition, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or
         (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the

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         shares subject to such Options (to the extent then exercisable or to be exercisable as a result of the Acquisition) over the exercise price thereof.

                  C. Recapitalization or Reorganization. Except as otherwise provided in any Agreement and other than a transaction described in subparagraph B above, in the event of a recapitalization or reorganization of the Company pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities such optionee would have received if such optionee had exercised his or her Option prior to such recapitalization or reorganization.

                  D. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall, as to outstanding Option, either (i) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable or to be exercisable as a result of the liquidation or dissolution, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (ii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable or to be exercisable as a result of the liquidation or dissolution) over the exercise price thereof.

                  E. Issuances of Securities. Except as expressly provided herein or in any Agreement, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options.

                  F. Fractional Shares. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

                  G. Adjustments. Upon the happening of any of the events described above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately and equitably adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

         14. Means of Exercising Options. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, or to such transfer agent as the Company shall designate. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, (b) at the discretion of the Committee, through delivery of shares of Common Stock (or options to purchase Common Stock) having a fair market value equal as of the date of

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the exercise to the cash exercise price of the Option, (c) at the discretion of the Committee, by delivery of the optionee's non-recourse note secured by the Option bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code,
(d) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, or (e) at the discretion of the Committee, by any combination of (a),
(b), (c) and (d) above. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by such Option until the date of issuance of a stock certificate to such holder for such shares. Except as expressly provided in any Agreement or above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

         15. Term and Amendment of Plan. This Plan was adopted by the Board on April 14, 1998. The Plan shall expire at the end of the day on April 14, 2008 (except as to Options outstanding on that date). The Board may terminate or amend the Plan in any respect at any time. Except as otherwise provided in this paragraph 15, in no event may action of the Board or stockholders alter or impair the rights of an optionee, without his or her consent, under any Option previously granted to such optionee.

         16. Application Of Funds. The proceeds received by the Company from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

         17. Withholding of Additional Income Taxes. Upon the grant or exercise of an Option, the vesting or transfer of an Option pursuant to an arm's-length transaction, the vesting or transfer of restricted stock or securities acquired upon the exercise of an Option hereunder, or the making of a distribution or other payment with respect to such stock or securities, the Company may withhold taxes in respect of amounts that constitute compensation includible in gross income. The Committee in its discretion may condition (i) the grant or exercise of an Option, (ii) the transfer of an Option or (iii) the vesting or transferability of restricted stock or securities acquired by exercising a Option, on the optionee's making satisfactory arrangement for such withholding. Such arrangement may include payment by the optionee in cash or by check of the amount of the withholding taxes or, at the discretion of the Committee, by the optionee's delivery of previously held shares of Common Stock or the withholding from the shares of Common Stock otherwise deliverable upon exercise of a Option shares having an aggregate fair market value equal to the amount of such withholding taxes.

         18. Determination of Fair Market Value of Common Stock. Unless otherwise provided in an Agreement, whenever it is necessary or desirable hereunder to determine the fair market value of the Company's Common Stock, the Committee shall make such determination in accordance with this Section. "Fair Market Value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average of the high and low prices of the Common Stock

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for the five prior business days on which the Common Stock was traded on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the average of the last reported sale prices of the Common Stock for the five prior business days on which the Common Stock was traded on the Nasdaq National Market or the Nasdaq SmallCap Market, as the case may be, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted for the five prior business days on which the Common Stock was traded by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market or the Nasdaq SmallCap Market, as the case may be. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock (on that date) as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

         19. Governmental Regulation. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

         Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to file tax information returns reporting the income received by optionees in connection with the Plan.

         20. Governing Law. The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of State of Delaware, or the laws of any jurisdiction in which the Company or its successors in interest may be organized.

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